EXHIBIT 99.1
News Release

National Penn Bancshares, Inc.
Reports Second Quarter Net Income

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., July 17, 2007 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported second quarter 2007 net income totaling $16.23 million, or $0.33 per diluted share.  Net income increased approximately 1.0% compared to $16.08 million earned in the second quarter of 2006.  Diluted earnings per share was also $0.33 in second quarter 2006.1

For the first six months of 2007, National Penn produced $31.72 million of net income compared to $31.11 million for the first half of 2006.  Diluted earnings per share for both periods was $0.65.

For 2007, annualized returns on average assets and average shareholders’ equity were 1.16% and 11.8%, respectively.   For the first half of 2006, the annualized returns on average assets and average shareholders’ equity were 1.24% and 12.8%, respectively.

On June 25, 2007, National Penn Bancshares, Inc. announced that it had entered into an agreement of reorganization and merger with Christiana Bank & Trust Company, a Delaware chartered banking corporation, with $166 million in assets and $2.8 billion in trust assets under management or administration as of March 31, 2007, headquartered in Greenville, Delaware.  Upon completion of the merger, which is expected in early first quarter 2008, National Penn expects to have assets in excess of $5.75 billion and combined total trust assets under management or administration in excess of $5.4 billion and to remain the seventh largest commercial bank holding company headquartered in Pennsylvania.

On July 5, 2007, the HomeTowne Heritage Bank division of National Penn Bank opened a new community office located in Mt. Joy, Lancaster County expanding National Penn’s office network to 81 locations.

As of June 30, 2007, National Penn’s total assets were $5.62 billion and total deposits were $3.83 billion. The allowance for loan and lease losses was $57.0 million, which represented 1.53 % of total loans and leases outstanding of $3.73 billion.

Commenting on second quarter 2007, Glenn E. Moyer, National Penn President and Chief Executive Officer, said “Our strong historical profitability levels, coupled with the significant challenges our industry is currently facing in this interest rate and competitive environment, cause positive earnings momentum to be difficult.  While not satisfied with our reported financial results from a historical perspective, we are pleased that we are among those reporting increased net income.  Our team members are focused on meeting the current operating environment by serving our clients with creative financial solutions every day.”
__________
1Second quarter 2006 per share data is adjusted for the 3% stock dividend paid on September 30, 2006.

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.62 billion asset financial services company operating 81 offices in Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland.

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, L. L. C.; National Penn Mortgage Company; National Penn Insurance Agency, Inc.;  and National Penn Leasing Company.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

_________

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance.  This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution.  Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies

_________

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project," "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn Bancshares and its subsidiaries. National Penn Bancshares cautions readers not to place undue reliance on these statements.

National Penn Bancshares' business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of National Penn's business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  National Penn Bancshares makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2007 (3)	2006 (2)(3)	2007 (3)	2006 (2)(3)
STATEMENTS OF CONDITION
Total assets			$5,621,170	$5,225,420
Total deposits			3,825,786	3,786,748
Total loans and leases			3,730,487	3,504,676
Total shareholders' equity			545,905	518,739
Book value per share			11.34	10.78

EARNINGS
Total interest income	$82,851	$75,345	$163,244	$144,701
Total interest expense	44,364	36,297	86,831	67,171
Net interest income	38,487	39,048	76,413	77,530
Provision for loan and lease losses	1,537	460	2,612	1,140
Net interest income after provision
for loan and lease losses	36,950	38,588	73,801	76,390
Other income	17,798	15,862	34,492	31,044
Other expenses	34,062	32,788	67,828	66,030
Income before income taxes	20,686	21,662	40,465	41,404
Income taxes	4,452	5,578	8,748	10,290
Net income	$ 16,234	$ 16,084	$ 31,717	$ 31,114

Return on average assets	1.17%	1.25%	1.16%	1.24%
Return on average shareholders' equity	11.9%	12.5%	11.8%	12.8%
Return on average tangible equity (1)	24.5%	28.0%	24.4%	26.7%
Average shares - basic	48,113,277	48,089,589	48,080,258	47,207,674
Average shares - diluted	48,720,362	48,888,091	48,721,338	48,045,627

PER SHARE
Basic earnings	$0.34	$0.33	$0.66	$0.66
Diluted earnings	0.33	0.33	0.65	0.65
Dividends paid in cash	0.1675	0.1602	0.3350	0.3204

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	11.91%	12.55%	11.76%	12.76%
Effect of goodwill and intangibles	12.56%	15.48%	12.67%	13.95%
Return on average tangible equity	24.47%	28.03%	24.43%	26.71%
Average tangible equity excludes acquisition related
average goodwill and intangibles:
Average shareholders' equity	$546,765	$514,090	$543,810	$491,641
Average goodwill and intangibles	(280,649)	(283,971)	(281,992)	(256,751)
Average tangible equity	$266,116	$230,119	$261,818	$234,890

(2) Share and per share information adjusted for a 3% stock dividend paid September 30, 2006.
(3) Unaudited

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/07
Date 7/17/2007	PAGE 1 OF 5

	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$125,128	$101,676	$111,203	$111,374	$119,607
Held to Maturity Securities	245,964	248,543	250,985	254,334	216,887
Securities Available for Sale	1,063,705	1,049,503	1,010,897	945,598	953,784
Total Securities	1,309,669	1,298,046	1,261,882	1,199,932	1,170,671
Total Cash and Securities	1,434,797	1,399,722	1,373,085	1,311,306	1,290,278
Loans & Leases Held for Sale	9,305	23,215	18,515	18,089	19,507
Loans & Leases Held for Investment	3,721,182	3,653,751	3,613,422	3,577,068	3,485,169
Total Loans and Leases	3,730,487	3,676,966	3,631,937	3,595,157	3,504,676
Loan Loss Reserve	(57,004)	(57,771)	(58,306)	(59,238)	(59,049)
Premises and Equipment, net	61,230	55,132	55,231	55,600	55,863
Bank Owned Life Insurance	100,216	99,538	98,638	97,522	89,365
Goodwill	261,161	263,104	263,787	261,573	261,490
Other Intangibles	17,677	18,435	19,993	21,652	22,413
Total Intangible Assets	278,838	281,539	283,780	283,225	283,903
Unconsolidated Investments Under the Equity Method	10,724	10,509	10,883	4,277	4,277
Mortgage Servicing Rights	-	-	-	-	-
Real Estate Owned & Held for Investment	364	140	1,291	1,806	242
Other Assets (2)	61,518	54,277	55,749	57,893	55,865
Total Assets (2)	$5,621,170	$5,520,052	$5,452,288	$5,347,548	$5,225,420

BALANCE SHEET - LIABILITIES ($000S)
Deposits	$3,825,786	$3,730,682	$3,825,633	$3,772,102	$3,786,748
Borrowings	1,055,527	1,038,232	878,522	854,129	726,835
Subordinated Debt (Trust Preferred Securities)	142,780	142,654	142,527	142,527	142,527
Other Liabilities	51,172	58,636	62,737	50,686	50,571
Total Liabilities	$5,075,265	$4,970,204	$4,909,419	$4,819,444	$4,706,681

BALANCE SHEET - EQUITY ($000s)
Common Stock	$466,837	$466,555	$467,288	$439,314	$439,457
Retained Earnings	91,548	83,368	77,665	96,546	87,566
Accumulated Other Comprehensive Income	$(12,193)	713	1,861	462	(7,784)
Treasury Stock	(287)	(788)	(3,945)	(8,217)	(500)
Total Shareholders Equity (2)	$545,905	$549,848	$542,869	$528,105	$518,739

MEMO ITEMS
Accumulated other comprehensive (loss) income	$(12,193)	$713	$1,861	$462	$(7,784)
Book Value Per Share (1)(2)	$11.34	$11.43	$11.32	$11.06	$10.78
Tangible Book Value Per Share(1)(2)	$5.55	$5.58	$5.40	$5.11	$5.03
EOP Common Shares Outstanding (excluding Treasury shares)(1)	48,140,735	48,100,064	47,940,831	47,730,760	48,119,272
Treasury Shares Held By Company (1)	15,990	40,367	203,191	425,569	27,207
Did you announce a repurchase plan during this period?	NO	NO	NO	NO	NO
Number of Shares to be Repurchased in Plans (1)	3,669,375	3,669,375	3,669,375	3,669,375	3,669,375
Number of Shares Repurchased During Period (1)	83,717	30,941	21,889	539,278	83,574
Average Price of Repurchased Shares (1)	$18.46	$19.29	$20.30	$19.31	$19.61

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/07
PAGE2 OF 5

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	6/30/2007	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$82,851	$80,393	$79,376	$78,108	$75,345	$163,244	$144,701
Interest Expense	44,364	42,467	42,012	39,643	36,297	86,831	67,171
Net Interest Income	38,487	37,926	37,364	38,465	39,048	76,413	77,530
Loan and Lease Loss Provision	1,537	1,075	840	561	460	2,612	1,140
Net Interest Income after Provision for Loan and Lease Losses	36,950	36,851	36,524	37,904	38,588	73,801	76,390
Wealth Management Income	4,289	4,063	3,785	3,515	3,519	8,352	6,741
Service Charges on Deposits	4,314	4,098	4,421	4,618	4,334	8,412	8,361
Cash Management and Electronic Banking Fees	2,112	1,942	2,033	2,071	2,017	4,054	4,123
Mortgage Banking Income	1,110	876	1,029	1,047	1,151	1,986	2,176
Insurance Commissions and Fees	1,487	2,200	1,638	1,745	1,719	3,687	3,471
Bank Owned Life Insurance Income	1,078	1,473	1,116	972	858	2,551	1,678
Equity in Unconsolidated Investments	216	(589)	2,674	-	-	(373)	-
Net Gains (Losses) on Sale of Investment Securities	564	569	-	49	444	1,133	821
Other Non-Interest Income	1,791	2,062	1,365	1,628	1,820	3,853	3,673
Non-Recurring Income	837	-	1,342	777	-	837	-
Total Non-Interest Income	17,798	16,694	19,403	16,422	15,862	34,492	31,044
Salaries, Wages and Employee Benefits (2)	20,557	20,499	20,611	20,261	20,210	41,056	41,290
Net Premises and Equipment Expense	4,851	5,068	4,663	4,403	4,402	9,919	8,716
Amortization of Intangibles	759	759	773	761	741	1,518	1,384
Other Non-Interest Expense	7,895	7,440	10,123	7,940	7,129	15,335	14,589
Non-Recurring Expense	-	-	(1,325)	(907)	306	-	51
Total Non-Interest Expense (2)	34,062	33,766	34,845	32,458	32,788	67,828	66,030
Net Income Before Taxes (2)	20,686	19,779	21,082	21,868	21,662	40,465	41,404
Income Tax Expense (2)	4,452	4,296	4,711	5,244	5,578	8,748	10,290
Net Income (2)	$16,234	$15,483	$16,371	$16,624	$16,084	31,717	31,114

Net Interest Income (FTE)	$42,278	$41,563	$40,688	$41,622	$41,895	$83,841	$83,141

EARNINGS PER SHARE:

Basic
Net income (1) (2)	$0.34	$0.32	$0.34	$0.35	$0.33	$0.66	$0.66
Diluted
Net income (1) (2)	$0.33	$0.32	$0.34	$0.34	$0.33	$0.65	$0.65
Average Shares Basic (1)	48,113,277	48,046,862	47,803,077	47,737,218	48,089,589	48,080,258	47,207,674
Average Shares Diluted (1)	48,720,362	48,722,109	48,626,538	48,555,112	48,888,091	48,721,338	48,045,627

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.17%	1.15%	1.21%	1.25%	1.25%	1.16%	1.24%
Return on Avg. Equity (annualized)	11.91%	11.61%	12.25%	12.83%	12.55%	11.76%	12.76%
Return on Avg. Tangible Equity (annualized) (3)	24.47%	24.39%	26.28%	28.60%	28.03%	24.43%	26.71%
Average Tangible Equity to Tangible Assets (5)	5.06%	4.98%	4.87%	4.61%	4.71%	5.02%	4.91%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)	5.10%	4.98%	4.84%	4.71%	4.76%	5.04%	4.90%

(3) (Net income x (365/91)), divided by (average equity - average goodwill and intangibles)
(5) Average tangible equity, divided by (average assets - average goodwill and intagibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	11.91%	11.61%	12.25%	12.83%	12.55%	11.76%	12.76%
Effect of goodwill and intangibles	12.56%	12.78%	14.03%	15.77%	15.48%	12.67%	13.95%
Return on average tangible equity	24.47%	24.39%	26.28%	28.60%	28.03%	24.43%	26.71%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$546,765	$540,823	$530,421	$514,172	$514,090	$543,810	$491,641
Average goodwill and intangibles	(280,649)	(283,350)	(283,297)	(283,564)	(283,971)	(281,992)	(256,751)
Average tangible equity	266,116	257,473	247,124	230,608	230,119	261,818	234,890

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/07

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	6/30/2007	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$2,859	$2,086	$2,015	$1,518	$1,085	$4,945	$2,324
Recoveries on Loans	(555)	(475)	(243)	(1,147)	(667)	$(1,030)	$(1,273)
Net Loan Chargeoffs	$2,304	$1,611	$1,772	$371	$418	$3,915	$1,051

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$12,270	$12,077	$8,554	$8,316	$9,110
Renegotiated Loans		-	-	-	-
Other Real Estate Owned	364	140	1,291	1,806	242
Total Non-performing Assets	$12,634	$12,217	$9,845	$10,122	$9,352
Loans 90+ Days Past Due & Still Accruing	619	243	94	222	17
Non-performing + Loans 90 Days Past Due	$13,253	$12,460	$9,939	$10,344	$9,369
Allowance for Loan and Lease Losses	$57,004	$57,771	$58,306	$59,238	$59,049
Coverage Ratio	430.1%	463.7%	586.6%	572.7%	630.3%

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$417,762	$405,972	$395,479	$382,667	$380,866
Tier 1 Ratio (%)	9.93%	9.92%	9.77%	9.54%	9.72%
Total Capital (Tier 1 + Tier 2)	$470,902	$459,795	$449,586	$435,973	$432,832
Total Capital Ratio (%)	11.20%	11.23%	11.11%	10.86%	11.04%
Total Risk-Adjusted Assets	$4,206,000	$4,093,619	$4,048,475	$4,012,661	$3,919,628
Tier 1 Leverage Ratio	7.94%	8.00%	7.79%	7.65%	7.77%
Tangible Equity to Tangible Assets Ratio	5.00%	5.12%	5.01%	4.84%	4.75%
Realized Tangible Equity to Tangible Assets Ratio	5.23%	5.11%	4.98%	4.83%	4.91%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Held to Maturity Securities (Fair Value)	$238,741	$247,444	$249,575	$252,841	$210,813
Common Stock Dividends (total $ in period)	$8,066	$8,048	$8,001	$7,645	$7,702
Dividends per Common Share (2)	$0.1675	$0.1675	$0.1675	$0.1602	$0.1602
EOP Employees (Full Time Equivalent)	1,227	1,195	1,197	1,198	1,224

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted for a 3% stock dividend paid September 30, 2006.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/07

	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$695,396	$661,504	$626,886	$607,461	$612,982
Commercial Real Estate	1,277,469	1,275,878	1,239,800	1,218,853	1,205,798
Residential Mortgage (including multi-family)	798,808	809,097	804,762	825,105	784,004
Real Estate Construction and Land Development	295,618	288,171	311,163	302,309	286,037
Home Equity (revolving and 2nd lien)	441,579	437,467	439,017	435,948	415,272
Consumer (Loans to Individuals)	63,558	61,112	56,721	55,227	52,990
Other Loans	158,059	143,737	153,588	150,254	147,593
Total Loans (net of unearned)	3,730,487	3,676,966	3,631,937	3,595,157	3,504,676
Investment Securities	1,309,669	1,298,046	1,261,882	1,199,932	1,170,671
Other Earning Assets	3,933	2,760	4,576	9,974	12,054
Total Earning Assets (net of loan loss reserve)	$4,987,085	$4,920,001	$4,840,089	$4,805,063	$4,628,352

Deposit Breakdown:
Savings	$208,694	$220,192	$215,156	$225,523	$249,901
NOW Accounts	722,656	624,276	690,781	748,163	718,146
Money Market Accounts	960,302	932,189	924,804	865,238	838,199
CDs $100m or less	961,964	911,951	950,326	914,869	879,405
CDs greater than $100m	455,712	519,125	535,103	523,052	575,188
Total Int. Bearing Deposits	3,309,328	3,207,733	3,316,170	3,276,845	3,260,839
Short-Term Borrowings	427,792	590,226	417,746	641,587	494,029
Long-Term Debt	770,515	590,660	603,303	355,069	375,333
Total Int. Bearing Liabilities	$4,507,635	$4,388,619	$4,337,219	$4,273,501	$4,130,201

Loan Breakdown: (Internal)
Business Purpose Loans	$1,542,646	$1,521,929	$1,437,791	$1,408,855	$1,408,036
Residential Mortgage	515,339	491,366	529,699	540,512	510,426
Commercial Real Estate, Construction and Land Dev	1,215,586	1,202,717	1,204,015	1,189,274	1,153,452
Consumer (loans to Individual)	456,916	460,954	460,432	456,516	432,762
Total Loans (net of unearned)	$3,730,487	$3,676,966	$3,631,937	$3,595,157	$3,504,676

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/07

BALANCE AND YIELD/COST ANALYSIS:
	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006		6/30/2007		6/30/2006
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$3,700,384	7.35%	$3,639,246	7.36%	$3,599,781	7.25%	$3,547,993	7.22%	$3,474,861	7.19%	$3,669,984	7.35%	$3,365,159	7.11%
Investment Securities (incl. trading assets)	1,302,524	5.79%	1,271,449	5.73%	1,220,595	5.44%	1,190,648	5.44%	1,171,649	5.43%	1,287,073	5.76%	1,164,090	5.44%
Other Earning Assets	3,958	6.18%	12,785	1.65%	3,940	6.35%	10,774	2.69%	12,370	1.78%	8,347	2.73%	9,913	3.70%

Total Earning Assets	5,006,866	6.94%	4,923,480	6.92%	4,824,316	6.80%	4,749,415	6.76%	4,658,880	6.73%	4,965,404	6.93%	4,539,162	6.68%
Total Earning Assets (net of loan loss reserve)	4,948,851	7.02%	4,864,994	7.00%	4,764,980	6.89%	4,689,914	6.85%	4,599,512	6.82%	4,907,154	7.01%	4,480,229	6.77%
Total Assets	5,542,100	6.27%	5,452,202	6.25%	5,360,420	6.12%	5,283,841	6.08%	5,173,171	6.06%	5,497,399	6.26%	5,043,099	6.01%

Savings	212,624	1.12%	216,121	1.17%	223,624	1.29%	238,225	1.31%	264,990	1.32%	214,364	1.14%	261,802	1.28%
NOWAccounts	689,712	2.53%	625,108	2.30%	723,131	2.71%	734,504	1.68%	802,859	2.59%	657,587	2.42%	771,122	2.41%
Money Market Accounts	944,773	3.68%	939,598	3.65%	906,398	3.52%	854,579	4.14%	698,743	2.91%	942,200	3.66%	676,878	2.74%
Certificates	1,437,808	4.74%	1,476,314	4.69%	1,479,073	4.59%	1,475,237	4.44%	1,429,794	4.19%	1,456,955	4.71%	1,374,605	4.04%

Total Int. Bearing Deposits	3,284,917	3.74%	3,257,141	3.70%	3,332,226	3.67%	3,302,545	3.52%	3,196,386	3.27%	3,271,106	3.72%	3,084,407	3.11%

Non-Interest Bearing Deposits	500,580		487,661		492,839		503,751		512,748		494,157		508,483
Total Deposits	3,785,497	3.24%	3,744,802	3.22%	3,825,065	3.20%	3,806,296	3.06%	3,709,134	2.82%	3,765,263	3.23%	3,592,890	2.67%

Short-Term Borrowings	496,311	4.28%	503,795	4.14%	432,623	3.75%	533,418	3.85%	520,330	3.96%	500,032	4.21%	527,523	3.60%
Long-Term Borrowings	660,668	5.14%	598,757	5.17%	515,857	5.47%	374,798	5.44%	378,625	5.38%	629,884	5.16%	382,791	5.37%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,942,476	3.60%	4,847,354	3.55%	4,773,545	3.49%	4,714,512	3.34%	4,608,089	3.16%	4,895,179	3.58%	4,503,204	3.01%
Total Int. Bearing Liabilities	4,441,896	4.01%	4,359,693	3.95%	4,280,706	3.89%	4,210,761	3.74%	4,095,341	3.55%	4,401,022	3.98%	3,994,721	3.39%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.43%		3.46%		3.39%		3.50%		3.65%		3.45%		3.74%
Net Yield on Earning Assets: (Margin)		3.39%		3.42%		3.35%		3.45%		3.61%		3.41%		3.69%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	80	80	79	79	79
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	83	83	82	82	82

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

TOTAL
Total Number of Banking Offices	81	81	80	80	80
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	84	84	83	83	83

Have you restated any prior period's financial statements for a pooling of interest and/or a change in accounting principles?
NO
Periods Restated on this report:
Reason: